DELAWARE INVESTMENTS COLORADO MUNICIPAL INCOME FUND, INC.

Registration No. 811-07810
FORM N-SAR
Annual Period Ended March 31, 2017

SUB-ITEM 77B: Accountant?s report on internal control

Accountant's report on internal control, attached as Exhibit.

909996

WS: MFG_Philadelphia: 865829: v1